POWER OF ATTORNEY

INSTITUTIONAL LIQUIDITY TRUST, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert, Lori L. Schneider and Fatima Sulaiman (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments to such Registration Statement, of the Trust, Lehman Brothers Institutional Liquidity Series, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series, Neuberger Berman Income Funds or any other registered investment company that invests substantially all of its investable assets in a series of the Trust and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, INSTITUTIONAL LIQUIDITY TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 13th day of December, 2006.


                             INSTITUTIONAL LIQUIDITY TRUST


                             By:  /s/ Jack L. Rivkin
                                  --------------------------
                                  Name: Jack L. Rivkin
                                  Title: President and Trustee

[SEAL]

ATTEST:


/s/ Claudia A. Brandon
--------------------------
Name: Claudia A. Brandon
Title: Secretary


[Signatures Continued on Next Page]

    Signature                    Title
    ---------                    -----


/s/  John Cannon                 Trustee
----------------
John Cannon


/s/ Faith Colish                 Trustee
----------------
Faith Colish


/s/ C. Anne Harvey               Trustee
------------------
C. Anne Harvey


/s/ Robert A. Kavesh             Trustee
--------------------
Robert A. Kavesh


/s/ Howard A. Mileaf             Trustee
--------------------
Howard A. Mileaf


/s/ Edward I. O'Brien            Trustee
---------------------
Edward I. O'Brien


/s/ Jack L. Rivkin               President and Trustee
------------------
Jack L. Rivkin


/s/ William E. Rulon             Trustee
--------------------
William E. Rulon


/s/ Cornelius T. Ryan            Trustee
---------------------
Cornelius T. Ryan


/s/ Tom D. Seip                  Trustee
---------------
Tom D. Seip


/s/ Candace L. Straight          Trustee
-----------------------
Candace L. Straight

    Signature                    Title
    ---------                    -----


/s/ Peter E. Sundman             Chairman of the Board, Chief
--------------------             Executive Officer and Trustee
Peter E. Sundman


/s/ Peter P. Trapp               Trustee
------------------
Peter P. Trapp

                                       3